Exhibit 28.2


               MONTHLY SERIES 1995-1 CERTIFICATEHOLDERS' STATEMENT

                       THE FIRST NATIONAL BANK OF ATLANTA
               ---------------------------------------------------

                        WACHOVIA CREDIT CARD MASTER TRUST
               ---------------------------------------------------


         Listed below is the information which is required to be prepared with respect to the distribution date of November 15, 1999 and with respect to the performance of the Trust during the related Monthly period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

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
D. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)

         1.     The amount of the current monthly
                distribution in respect of Class A
                Monthly Principal                                          $0.00

         2.     The amount of the currently monthly
                distribution in respect of Class B
                Monthly Principal                                          $0.00

         3.     The amount of the currently monthly
                distribution in respect of Collateral
                Monthly Principal                                          $0.00

         4.     The amount of the currently monthly
                distribution in respect of Class A
                Monthly Interest                                           $4.80

         5.     The amount of the currently monthly
                distribution in respect of Class A
                Deficiency Amounts                                         $0.00

         6.     The amount of the currently monthly
                distribution in respect of
                Class A Additional Interest                                $0.00

         7.     The amount of the currently monthly
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                distribution in respect of Class B
                Monthly Interest                                           $4.89

         8.     The amount of the currently monthly
                distribution in respect of
                Class B Deficiency Amounts                                 $0.00

         9.     The amount of the currently monthly distribution
                in respect of Class B Additional Interest                  $0.00

         10.    The amount of the currently monthly distribution
                in respect of Collateral Monthly Interest                  $5.00

         11.    The amount of the currently monthly distribution
                in respect of any accrued and unpaid Collateral
                Monthly Interest                                           $0.00


E.       Information Regarding the Performance of the Trust
         --------------------------------------------------

         1.     Collection of Principal Receivables

                (a)    The aggregate amount of Collections of
                       Principal Receivables processed during
                       the related Monthly Period which were
                       allocated in respect of the Class A
                       Certificates                               $44,369,850.52

                (b)    The aggregate amount of Collections of
                       Principal Receivables processed during
                       the related Monthly Period which were
                       allocated in respect of the Class B
                       Certificates                                $2,609,991.21

                (c)    The aggregate amount of Collections of
                       Principal Receivables processed during
                       the related Monthly Period
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                       which are allocated in respect of
                       the Collateral Interest                     $2,734,276.50

         2.     Principal Receivables in the Trust

                (a)    The aggregate amount of
                       Principal Receivables in the
                       Trust as of the end of the
                       day on the last day of the
                       related Monthly Period                  $2,632,731,461.66

                (b)    The amount of Principal Receivables
                       in the Trust represented by the
                       Investor Interest of Series 1995-1 as
                       of the end of the day on the last day
                       of the related Monthly Period             $500,000,000.00

                (c)    The amount of Principal Receivables
                       in the Trust represented by the Series
                       1995-1 Adjusted Investor Interest as of
                       the end of the day on the last day of
                       the related Monthly Period                $500,000,000.00

                (d)    The amount of Principal Receivables in
                       the Trust represented by the Class A
                       Investor Interest as of the end of the
                       day on the last day of the related
                       Monthly Period                            $446,250,000.00

                (e)    The amount of Principal Receivables
                       in the Trust represented by the Class A
                       Adjusted Investor Interest as of the
                       end of day on the last day of the
                       related Monthly Period                    $446,250,000.00

                (f)    The amount of Principal Receivables
                       in the Trust represented by the Class B
                       Investor Interest as of the end of the
                       day on the last day of the related
                       Monthly Period                             $26,250,000.00
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
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                (g)    The amount of Principal Receivables
                       in the Trust represented by the
                       Collateral Interest as of the end of
                       the date on the last day of the
                       related Monthly Period                     $27,500,000.00

                (h)    The Floating Investor Percentage with
                       respect to the related Monthly Period            18.7835%

                (i)    The Class A Floating Allocation with
                       respect to the related Monthly Period            89.2500%

                (j)    The Class B Floating Allocation with
                       respect to the related Monthly Period             5.2500%

                (k)    The Collateral Floating Allocation with
                       respect to the related Monthly Period             5.5000%

                (l)    The Fixed Investor Percentage with
                       respect to the related Monthly Period            18.7835%

                (m)    The Class A Fixed Allocation with
                       respect to the related Monthly Period            89.2500%

                (n)    The Class B Fixed Allocation with
                       respect to the related Monthly Period             5.2500%


                (o)    The Collateral Fixed Allocation with
                       respect to the related Monthly Period             5.5000%

         3.     Delinquent Balances

                The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:
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
                                                  Aggregate           Percentage
                                                   Account              of Total
                                                   Balance           Receivables
                                                   -------           -----------

                (a)    30 - 59 days:            $29,765,924.44           1.1163%
                                                ---------------
                (b)    60 - 89 days:            $17,354,057.78           0.6508%
                                                ---------------
                (c)    90 - or more days:       $28,302,186.09           1.0614%
                                                ---------------
                                         Total: $75,422,168.31           2.8286%
                                                ---------------

         4.     Investor Default Amount

                (a)    The Aggregate Investor Default
                       Amount for the related Monthly
                       Period                                      $1,813,638.41

                (b)    The Class A Investor Default
                       Amount for the related Monthly
                       Period                                      $1,618,672.28

                (c)    The Class B Investor Default
                       Amount for the related Monthly
                       Period                                         $95,216.02

                (d)    The Collateral Default Amount
                       for the related Monthly Period                 $99,750.11

         5.     Investor Charge Offs

                (a)    The aggregate amount of
                       Class A Investor Charge-Offs
                       for the related Monthly Period                      $0.00

                (b)    The aggregate amount of Class A
                       Investor Charge-Offs set forth in
                       5 (a) above per $1,000 of original
                       Certificate principal amount                        $0.00

                (c)    The aggregate amount of Class B
                       Investor Charge-Offs for the
                       related Monthly Period                              $0.00
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
                (d)    The aggregate amount of Class B
                       Investor Charge-Offs set forth in
                       5 (c) above per $1,000 of original
                       certificate principal amount                        $0.00

                (e)    The aggregate amount of
                       Collateral Charge-Offs for the
                       related Monthly Period                              $0.00

                (f)    The aggregate amount of Collateral
                       Charge-Offs set forth in 5 (e)
                       above per $1,000 of original certificate
                       principal amount                                    $0.00

                (g)    The aggregate amount of Class A
                       Investor Charge-Offs reimbursed on
                       the Transfer Date immediately preceding
                       this Distribution Date                              $0.00

                (h)    The aggregate amount of Class A
                       Investor Charge-Offs set forth in 5 (g)
                       above per $1,000 original certificate
                       principal amount reimbursed on the
                       Transfer Date immediately preceding
                       this Distribution Date                              $0.00

                (i)    The aggregate amount of Class B
                       Investor Charge-Offs reimbursed on the
                       Transfer Date immediately preceding
                       this Distribution Date                              $0.00

                (j)    The aggregate amount of Class B Investor
                       Charge-Offs set forth in 5 (i) above
                       per $1,000 original certificate
                       principal amount reimbursed on the
                       Transfer Date immediately preceding
                       this Distribution Date                              $0.00

                (k)    The aggregate amount of Collateral
                       Charge-Offs reimbursed on the Transfer
                       Date immediately preceding this
                       Distribution Date                                   $0.00
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
                (l)    The aggregate amount of Collateral
                       Charge-Offs set forth in 5(k) above
                       per $1,000 original certificate principal
                       amount reimbursed on the Transfer Date
                       immediately preceding Distribution Date             $0.00

         6.     Investor Servicing Fee

                (a)    The amount of the Class A
                       Servicing Fee payable by the
                       Trust to the Servicer for
                       the related Monthly Period                    $371,875.00

                (b)    The amount of the Class B Servicing Fee
                       payable by the Trust to the Servicer for
                       the related Monthly Period                     $21,875.00

                (c)    The amount of the Collateral Interest
                       Servicing Fee payable by the Trust to the
                       Servicer for the related Monthly Period        $22,916.67

         7.     Reallocations

                (a)    The amount of Reallocated Collateral
                       Principal Collections with respect to
                       this Distribution Date                              $0.00

                (b)    The amount of Reallocated Class B
                       Principal Collections with respect to
                       this Distribution Date                              $0.00


                (c)    The Collateral Interest as of the close
                       of business on this Distribution Date      $27,500,000.00

                (d)    The Class B Investor Interest as
                       of the close of business on this
                       Distribution Date                          $26,250,000.00
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
         8.     Collection of Finance Charge Receivables

                (a)    The aggregate amount of Collections
                       of Finance Charge Receivables processed
                       during the related Monthly Period which
                       were allocated in respect of the Class A
                       Certificate                                 $5,881,017.56

                (b)    The aggregate amount of Collections
                       of Finance Charge Receivables processed
                       during the related Monthly Period which
                       were allocated in respect of the Class B
                       Certificates                                  $345,942.21

                (c)    The aggregate amount of Collections of
                       Finance Charge Receivables processed
                       during the related Monthly Period which
                       were allocated in respect of the
                       Collateral Interest                           $362,415.65

         9.     Principal Funding Amount

                (a)    The principal amount on deposit in
                       the Principal Funding Account on the
                       related Transfer Date                               $0.00

                (b)    The Accumulation Shortfall with
                       respect to the related Monthly Period               $0.00

                (c)    The Principal Funding Investment
                       Proceeds deposited in the Finance
                       Charge Account on the related
                       Transfer Date                                       $0.00

                (d)    The amount of all or the portion of
                       the Reserve Draw Amount deposited in
                       the Finance Charge Account on the
                       related Transfer Date from the
                       Reserve Account                                     $0.00
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         10.    Reserve Draw Amount                                        $0.00

         11.    Cash Collateral Account

                (a)    The principal amount on deposit in
                       the Cash Collateral Account on the
                       related Transfer Date (before giving
                       effect to any deposits or withdrawals      $10,000,000.00

                (b)    The Required Draw Amount on
                       the related Transfer Date                           $0.00

                (c)    The principal amount on deposit in the
                       Cash Collateral Account on the related
                       Transfer Date (after giving effect
                       to any deposits or withdrawals)            $10,000,000.00

                (d)    The Required Cash Collateral Amount
                       (after giving effect to any deposits,
                       withdrawals, or payments)                  $10,000,000.00




         12.    Available Funds

                (a)    The amount of Class A Available Funds
                       on deposit in the Finance Charge Account
                       on the related Transfer Date                $5,881,017.56

                (b)    The amount of Class B Available Funds
                       on deposit in the Finance Charge
                       Account on the related Transfer Date          $345,942.21

                (c)    The amount of Collateral Available
                       Funds on deposit in the Finance
                       Charge Account on the related
                       Transfer Date                                 $362,415.65
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
         13.    Portfolio Yield

                (a)    The Portfolio Yield for the
                       related Monthly Period                           12.4618%

                (b)    The Portfolio Adjusted Yield
                       for the related Monthly Period                    5.5759%

F.       Floating Rate Determinations

         1.     LIBOR for the interest Period ending on
                this Distribution Date                                  5.40625%
                10/15/99-11/15/99

         THE FIRST NATIONAL BANK
         OF ATLANTA
         SERVICER

                                                  By:  Michael L. Scheuerman
                                                  Title:  Senior Vice President


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